AMENDMENT NO. 6 TO CREDIT AGREEMENT


     AMENDMENT NO. 6, dated as of October 1, 1997, to the Credit Agreement dated as of September 30, 1992 and effective as of December 16, 1992, as amended on April 30, 1993, October 5, 1993, August 15, 1994, December 1, 1994, and August 3, 1995 (the "Agreement"), between The Interpublic Group of Companies, Inc. (the "Borrower") and THE FUJI BANK, LIMITED (the "Bank").

     SECTION 1.     AMENDMENTS.   (a) Section 2.1 of the Credit
Agreement is hereby amended by deleting the figure "$15,000,000" on the fifth line therein and substituting for such figure the figure "$20,000,000".

     (b) Exhibit A to the Credit Agreement and the corresponding Note delivered to the Bank thereunder are hereby amended by deleting the figure "15,000,000" on the top left corner therein and substituting for such figure the figure
"$20,000,000".

     (c)    Upon the effectiveness of this Amendment pursuant to
Section 4 hereof the Bank shall be authorized to endorse on the
Note issued to it the following legend: "The Commitment of the Bank reflected on the top left corner of this Note has been increased to $20,000,000 pursuant to an Amendment dated as of October 1, 1997 to the Credit Agreement referred to in this Note" or a legend of similar effect.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank that: (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of said date; (b) no Event of Default specified in Section 7 of the Credit Agreement and no event, which with the giving of notice or lapse of time or both, would become such an Event of Default has occurred and is continuing; (c) the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter of bylaws, or (ii) law or any contractual restriction binding on or affecting the Borrower; (d) no order, consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any other person, firm, corporation or other legal entity, is required for the due execution, delivery and performance of this Amendment by the Borrower; and (e) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

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     SECTION 3.     MISCELLANEOUS.   (a)  Unless otherwise
specifically defined herein, each term used herein which is a defined term shall have the meaning as defined in the Credit Agreement; (b) each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby; and (c) except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     SECTION 4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Bank shall have received duly executed counterparts hereof signed by the parties hereto. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   THE INTERPUBLIC GROUP OF
                                   COMPANIES, INC.


                                   By:  ALAN M. FORSTER
                                        ALAN M. FORSTER
                                        VICE PRESIDENT &
                                        TREASURER


                                   THE FUJI BANK, LIMITED, NEW
                                   YORK BRANCH


                                   By:  RAYMOND VENTURA
                                        RAYMOND VENTURA
                                        VICE PRESIDENT &
                                        MANAGER

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